UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 11, 2011

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	55-0886410
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Clarendon Street, Floor 25
Boston, MA	02116
(Address of principal executive offices)	(Zip code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On November 11, 2011, Atlantic Power Corporation (the “Company”) issued a press release reporting its operating results and other information for the three and nine months ended September 30, 2011.  A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated by reference.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in that filing.

Item 9.01.              Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
99.1	Press Release of Atlantic Power Corporation, dated November 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: November 11, 2011	By:	/s/ Barry E. Welch
		Name:	Barry E. Welch
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Atlantic Power Corporation, dated November 11, 2011.